Exhibit 99.2

(NYSE Listed: PPO) Second Quarter 2014 Supplemental Financial Information

These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing processes; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions contained in our senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; lithium market demand not materializing as anticipated; the absence of expected returns from the intangible assets we have recorded; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Forward-Looking Statements 2

3 Segment Results Segment Operating Income represents non-GAAP financial information. Refer to Exhibit B for a reconciliation of Segment Operating Income to Income (Loss) from Continuing Operations Before Income Taxes. (unaudited, in millions) Sales June 28, 2014 June 29, 2013 Change June 28, 2014 June 29, 2013 Change Energy storage: Electronics and EDVs 31.7 $ 42.2 $ (24.9%) 61.8 $ 66.6 $ (7.2%) Transportation and industrial 82.6 80.4 2.7% 161.7 156.4 3.4% Total 114.3 122.6 (6.8%) 223.5 223.0 0.2% Separations media: Healthcare 32.8 30.0 9.3% 65.0 59.5 9.2% Filtration and specialty 19.5 16.3 19.6% 39.1 32.3 21.1% Total 52.3 46.3 13.0% 104.1 91.8 13.4% Total 166.6 $ 168.9 $ (1.4%) 327.6 $ 314.8 $ 4.1% Segment Operating Income (1) Electronics and EDVs - $ 3.8 $ 11.2 $ (66.1%) 6.9 $ 9.2 $ (25.0%) % sales 12.0% 26.5% 11.2% 13.8% Transportation and industrial - $ 17.4 16.8 3.6% 34.3 33.0 3.9% % sales 21.1% 20.9% 21.2% 21.1% Separations media - $ 16.4 13.8 18.8% 34.2 29.3 16.7% % sales 31.4% 29.8% 32.9% 31.9% Corporate and other - $ (8.5) (7.6) (11.8%) (16.9) (13.4) (26.1%) % sales (5.1%) (4.5%) (5.2%) (4.3%) Segment operating income 29.1 $ 34.2 $ (14.9%) 58.5 $ 58.1 $ 0.7% Segment operating income % 17.5% 20.2% 17.9% 18.5% Three Months Ended Six Months Ended

4 Second Quarter 2014 Results Please see Exhibit A for description of adjustments. For the three months ended June 28, 2014, potential common shares for stock options and unvested restricted stock shares that would decrease net loss per common share are antidilutive and excluded from diluted net (loss) per share. For the calculation of adjusted earnings per share, we have included the impact of dilution from stock options and unvested restricted stock shares as measured under the treasury stock method. (unaudited) (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales 166.6 $ - $ 166.6 $ Cost of goods sold 108.0 - 108.0 Gross profit 58.6 - 58.6 Selling, general and administrative expenses 38.2 (8.7) a,c,d 29.5 Operating income 20.4 8.7 29.1 Other (income) expense: Interest expense, net 5.6 - 5.6 Foreign currency and other (1.7) 1.7 b - Costs related to purchase of 7.5% senior notes 24.9 (24.9) g - Write-off of loan acquisition costs and other expenses associated with refinancing of senior credit agreement 1.1 (1.1) h - 29.9 (24.3) 5.6 Income (loss) from continuing operations before income taxes (9.5) 33.0 23.5 Income taxes (5.1) 12.5 i 7.4 Income (loss) from continuing operations (4.4) 20.5 16.1 Loss from discontinued operations, net of income taxes (0.3) 0.3 j - Net income (loss) (4.7) 20.8 16.1 Less: Net income attributable to noncontrolling interest 0.2 - 0.2 Net income (loss) attributable to Polypore International, Inc. (4.9) $ 20.8 $ 15.9 $ Net income (loss) attributable to Polypore International, Inc.: Income (loss) from continuing operations (4.6) $ 20.5 $ 15.9 $ Loss from discontinued operations (0.3) 0.3 - Net income (loss) attributable to Polypore International, Inc.: (4.9) $ 20.8 $ 15.9 $ Net income (loss) attributable to Polypore International, Inc. per share - diluted Continuing operations (0.10) $ 0.45 $ 0.35 $ Discontinued operations (0.01) 0.01 - Net income (loss) per share attributable to Polypore International, Inc. per share (0.11) $ 0.46 $ 0.35 $ Weighted average shares outstanding - diluted (2) 44.9 45.5 Three Months Ended June 28, 2014

5 Second Quarter YTD 2014 Results Please see Exhibit A for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales 327.6 $ - $ 327.6 $ Cost of goods sold 210.4 - 210.4 Gross profit 117.2 - 117.2 Selling, general and administrative expenses 74.4 (15.7) a,c,d 58.7 Operating income 42.8 15.7 58.5 Other (income) expense: Interest expense, net 15.2 - 15.2 Foreign currency and other (1.0) 0.8 b (0.2) Costs related to purchase of 7.5% senior notes 24.9 (24.9) g - Write-off of loan acquisition costs and other expenses associated with refinancing of senior credit agreement 1.1 (1.1) h - 40.2 (25.2) 15.0 Income from continuing operations before income taxes 2.6 40.9 43.5 Income taxes (1.8) 15.1 i 13.3 Income from continuing operations 4.4 25.8 30.2 Loss from discontinued operations, net of income taxes (0.3) 0.3 j - Net income 4.1 26.1 30.2 Less: Net income attributable to noncontrolling interest 0.6 - 0.6 Net income attributable to Polypore International, Inc. 3.5 $ 26.1 $ 29.6 $ Net income attributable to Polypore International, Inc.: Income from continuing operations 3.8 $ 25.8 $ 29.6 $ Loss from discontinued operations (0.3) 0.3 - Net income attributable to Polypore International, Inc.: 3.5 $ 26.1 $ 29.6 $ Net income attributable to Polypore International, Inc. per share - diluted Continuing operations 0.08 $ 0.57 $ 0.65 $ Discontinued operations - - - Net income per share attributable to Polypore International, Inc. per share 0.08 $ 0.57 $ 0.65 $ Weighted average shares outstanding - diluted 45.5 45.5 Six Months Ended June 28, 2014

6 Second Quarter 2013 Results Please see Exhibit A for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales 168.9 $ - $ 168.9 $ Cost of goods sold 108.5 (0.9) e 107.6 Gross profit 60.4 0.9 61.3 Selling, general and administrative expenses 32.4 (5.3) a,c,d 27.1 Operating income 28.0 6.2 34.2 Other (income) expense: Interest expense, net 9.9 - 9.9 Foreign currency and other (0.3) 0.3 b - 9.6 0.3 9.9 Income from continuing operations before income taxes 18.4 5.9 24.3 Income taxes 5.7 2.3 i 8.0 Income from continuing operations 12.7 3.6 16.3 Income from discontinued operations, net of income taxes 2.9 - 2.9 Net income 15.6 3.6 19.2 Less: Net income attributable to noncontrolling interest 0.2 - 0.2 Net income attributable to Polypore International, Inc. 15.4 $ 3.6 $ 19.0 $ Net income attributable to Polypore International, Inc.: Income from continuing operations 12.5 $ 3.6 $ 16.1 $ Income from discontinued operations 2.9 - 2.9 Net income attributable to Polypore International, Inc.: 15.4 $ 3.6 $ 19.0 $ Net income attributable to Polypore International, Inc. per share - diluted: Continuing operations 0.27 $ 0.08 $ 0.35 $ Discontinued operations 0.06 - 0.06 Net income attributable to Polypore International, Inc. per share 0.33 $ 0.08 $ 0.41 $ Weighted average shares outstanding - diluted 46.9 46.9 Three Months Ended June 29, 2013

7 Second Quarter YTD 2013 Results Please see Exhibit A for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales 314.8 $ - $ 314.8 $ Cost of goods sold 205.2 (0.8) e 204.4 Gross profit 109.6 0.8 110.4 Selling, general and administrative expenses 63.1 (10.8) a,c,d,f 52.3 Operating income 46.5 11.6 58.1 Other (income) expense: Interest expense, net 19.7 - 19.7 Foreign currency and other 0.3 (0.5) b (0.2) 20.0 (0.5) 19.5 Income from continuing operations before income taxes 26.5 12.1 38.6 Income taxes 7.9 4.4 i 12.3 Income from continuing operations 18.6 7.7 26.3 Income from discontinued operations, net of income taxes 6.3 - 6.3 Net income 24.9 7.7 32.6 Less: Net income attributable to noncontrolling interest 0.4 - 0.4 Net income attributable to Polypore International, Inc. 24.5 $ 7.7 $ 32.2 $ Net income attributable to Polypore International, Inc.: Income from continuing operations 18.2 $ 7.7 $ 25.9 $ Income from discontinued operations 6.3 - 6.3 Net income attributable to Polypore International, Inc.: 24.5 $ 7.7 $ 32.2 $ Net income attributable to Polypore International, Inc. per share - diluted: Continuing operations 0.39 $ 0.16 $ 0.55 $ Discontinued operations 0.13 - 0.13 Net income attributable to Polypore International, Inc. per share 0.52 $ 0.16 $ 0.68 $ Weighted average shares outstanding - diluted 47.1 47.1 Six Months Ended June 29, 2013

8 EXHIBITS

9 Exhibit A Description of adjustments Note: The Company entered into a new senior secured credit agreement on April 8, 2014. The adjustments used in calculating the “Adjusted” results were modified to be consistent with the adjustments used in calculating Adjusted EBITDA, as defined in the Company’s new credit agreement, which includes an adjustment for litigation costs associated with patent enforcement. Amounts previously reported for the three and six months ended June 29, 2013 have been conformed to the current year presentation and the impact on the prior period is not significant. Three Months Ended Six Months Ended June 28, 2014 June 29, 2013 June 28, 2014 June 29, 2013 a Stock-based compensation (6.1) $ (4.8) $ (11.5) (9.3) b Foreign currency gain (loss) 1.7 0.3 0.8 (0.5) c Litigation costs associated with patent enforcement (2.5) (0.4) (4.1) (0.9) d FTC-related costs incurred due to the Microporous litigation and order compliance (0.1) (0.1) (0.1) (0.3) e Loss on disposal of property, plant and equipment - (0.9) - (0.8) f Other non-cash or non-recurring items - - - (0.3) g Costs related to purchase of 7.5% senior notes (24.9) - (24.9) - h Write-off of loan acquisition costs and other expenses associated with refinancing of senior credit agreement (1.1) - (1.1) - i Impact of above adjustments on income taxes 12.5 2.3 15.1 4.4 j Adjustment to gain on sale of discontinued operations, net of income taxes 0.3 - 0.3 -

10 Exhibit B Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income (Loss) from Continuing Operations Before Income Taxes (unaudited, in millions) June 28, 2014 June 29, 2013 June 28, 2014 June 29, 2013 Operating income: Electronics and EDVs 3.8 $ 11.2 $ 6.9 $ 9.2 $ Transportation and industrial 17.4 16.8 34.3 33.0 Energy storage 21.2 28.0 41.2 42.2 Separations media 16.4 13.8 34.2 29.3 Corporate and other (8.5) (7.6) (16.9) (13.4) Segment operating income 29.1 34.2 58.5 58.1 Stock-based compensation 6.1 4.8 11.5 9.3 Non-recurring and other costs 2.6 1.4 4.2 2.3 Total operating income 20.4 28.0 42.8 46.5 Reconciling items: Interest expense, net 5.6 9.9 15.2 19.7 Costs related to purchase of 7.5% senior notes 24.9 - 24.9 - Write-off of loan acquisition costs and other expenses associated with refinancing of senior credit agreement 1.1 - 1.1 - Foreign currency and other (1.7) (0.3) (1.0) 0.3 Income (loss) from continuing operations before income taxes (9.5) $ 18.4 $ 2.6 $ 26.5 $ Three Months Ended Six Months Ended